Exhibit 10.2

FIRST AMENDMENT TO
AMENDED AND RESTATED SECURITY AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT (this “Amendment”), dated as of August 25, 2011, is entered into by and among each of the parties signatory hereto as Grantors (including any permitted successors and assigns, collectively, the “Grantors” and each a “Grantor”), and Bank of America, N.A., as Administrative Agent (“Administrative Agent”), for the ratable benefit of each Secured Party (as hereinafter defined).

R E C I T A L S:

A.           Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, the Lenders party thereto, and Texas Industries, Inc., a Delaware corporation (the “Borrower”), entered into the Second Amended and Restated Credit Agreement dated as of June 19, 2009, as amended by a First Amendment dated June 19, 2009, a Second Amendment dated March 24, 2010 and a Third Amendment dated April 12, 2010 (as amended, the “Existing Credit Agreement”).

B.           In connection with the Existing Credit Agreement, the Grantors entered into that certain Amended and Restated Security Agreement dated as of June 19, 2009 (the “Existing Security Agreement”), pursuant to which the Grantors granted a first priority security interest in personal property of the Grantors to Administrative Agent for the ratable benefit of the Secured Parties as defined therein.

C.           Concurrently herewith, the Borrower, Bank of America, N.A., as Administrative Agent, Lead Collateral Agent, Swing Line Lender and a L/C Issuer, Wells Fargo Bank, National Association, as a L/C Issuer, Wells Fargo Capital Finance, LLC, as a Co-Collateral Agent, General Electric Capital Corporation, as a Co-Collateral Agent, and the Lenders party thereto are entering into a Third Amended and Restated Credit Agreement (as amended, supplemented or otherwise modified from time to time, the “Restated Credit Agreement”), pursuant to which the Existing Credit Agreement will be amended and restated in its entirety.

D.           It is a condition precedent to the effectiveness of the Restated Credit Agreement that the Grantors shall have executed and delivered to Administrative Agent this Amendment which amends the Existing Security Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to enter into the Restated Credit Agreement and continue to make Loans and each L/C Issuer to continue to issue Letters of Credit under the Credit Agreement and to extend other credit accommodations under the Loan Documents, each Grantor hereby agrees with Administrative Agent, for the ratable benefit of the Secured Parties as follows:

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ARTICLE 1
Definitions

Section 1.1                      Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Existing Security Agreement, as amended hereby, or, if not defined in the Existing Security Agreement, as in the Restated Credit Agreement.

ARTICLE 2
Amendments

Section 2.1                      Amendment to Definition of Credit Agreement.  Effective as of the date hereof, the term “Credit Agreement”, as used in the Existing Security Agreement, shall refer to the Restated Credit Agreement as defined herein.

Section 2.2                      Amendment to Definition of Collateral.  Effective as of the date hereof, the proviso at the end of the definition of “Collateral” in the Existing Security Agreement is hereby amended and restated as follows:

provided that “Collateral” does not include any fixtures or real property or any property or assets subject to a Lien permitted by clause (g) of the definition of “Permitted Liens” in the Credit Agreement

Section 2.3                      Amendment to Section 3.1(b).  Effective as of the date hereof, the third sentence of Section 3.1(b) of the Existing Security Agreement is hereby amended and restated in its entirety as follows:

None of the Collateral is consigned goods or subject to any agreement of repurchase except in the ordinary course of business.

Section 2.4                      Amendment to Section 4.1(f).  Effective as of the date hereof, the third sentence of Section 4.1(f) of the Existing Security Agreement is hereby amended and restated in its entirety as follows:

Administrative Agent hereby agrees, upon request by any Grantor, to amend or partially release all financing statements and similar filings covering Collateral to exclude from the coverage thereof any properties or assets that now or hereafter are fixtures (other than fixtures covered by a Real Property Mortgage) or are subject to a Lien permitted by clause (f) of the definition of “Permitted Liens” in the Credit Agreement.

Section 2.5                      Amendment to Section 6.6(b).  Effective as of the date hereof, the last sentence of Section 6.6(b) of the Existing Security Agreement is hereby amended and restated in its entirety as follows:

NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ADMINISTRATIVE AGENT, ANY OTHER SECURED PARTY OR ANY L/C ISSUER MAY OTHERWISE HAVE

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TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

Section 2.6                      Amendment to Schedules.  Effective as of the date hereof, Schedules 1, 2, 3, 4, 5(a), 5(b), 5(c), 5(d), 5(e), 6, 7, 8, 9, 10 and 11 to the Existing Security Agreement are hereby amended and restated in their entirety as set forth on Schedules 1, 2, 3, 4, 5(a), 5(b), 5(c), 5(d), 5(e), 6, 7, 8, 9, 10 and 11 attached to the Supplemental Closing Certificate delivered by the Borrower concurrently herewith.

ARTICLE 3
Effectiveness

Section 3.1                      Effectiveness.  This Amendment will become effective upon the delivery hereof by the parties on the Closing Date.

ARTICLE 4
Miscellaneous

Section 4.1                      Ratifications, Representations and Warranties.  Except as expressly modified and superseded by this Amendment, the terms and provisions of the Existing Security Agreement are ratified and confirmed and shall continue in full force and effect.  Effective as of the date hereof, Grantors hereby remake their representations and warranties contained in the Existing Security Agreement, as amended hereby, provided that references in such representations and warranties to Schedules 1, 2, 3, 4, 5(a), 5(b), 5(c), 5(d), 5(e), 6, 7, 8, 9, 10 and 11 to the Existing Security Agreement shall refer to Schedules 1, 2, 3, 4, 5(a), 5(b), 5(c), 5(d), 5(e), 6, 7, 8, 9, 10 and 11 attached to the Supplemental Closing Certificate delivered by the Borrower concurrently herewith.  Grantors and Administrative Agent agree that the Existing Security Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms, and all Liens in the Collateral shall continue and remain unimpaired.

Section 4.2                      Reference to the Existing Security Agreement.  Each of the Loan Documents and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Existing Security Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Existing Security Agreement shall mean a reference to the Existing Security Agreement as amended hereby.

Section 4.3                      Applicable Law.  This Amendment is a Loan Document and shall be governed by, and construed in accordance with, the laws of the State of Texas applicable to agreements made and to be performed entirely within such state and applicable federal law.

Section 4.4                      Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

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Section 4.5                      Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

Section 4.6                      Headings.  The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 4.7                      ENTIRE AGREEMENT.  THE EXISTING SECURITY AGREEMENT AND THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

GRANTORS:

TEXAS INDUSTRIES, INC.

By: /s/ T. Lesley Vines
T. Lesley Vines
Vice President—Corporate Controller and Treasurer

Signature Page to First Amendment to Amended and Restated Security Agreement

BROOKHOLLOW CORPORATION
BROOK HOLLOW PROPERTIES, INC.
BROOKHOLLOW OF ALEXANDRIA, INC.
BROOKHOLLOW OF VIRGINIA, INC.
SOUTHWESTERN FINANCIAL CORPORATION
CREOLE CORPORATION
PARTIN LIMESTONE PRODUCTS, INC.
RIVERSIDE CEMENT HOLDINGS COMPANY
TXI AVIATION, INC.
TXI CEMENT COMPANY
TXI RIVERSIDE INC.
TXI TRANSPORTATION COMPANY
TXI CALIFORNIA INC.
PACIFIC CUSTOM MATERIALS, INC.
TXI POWER COMPANY

By: /s/ T. Lesley Vines
T. Lesley Vines
Vice President—Controller and Treasurer

Signature Page to First Amendment to Amended and Restated Security Agreement

RIVERSIDE CEMENT COMPANY By: /s/ T. Lesley Vines T. Lesley Vines Assistant General Manager—Controller and Treasurer

Signature Page to First Amendment to Amended and Restated Security Agreement

TEXAS INDUSTRIES HOLDINGS, LLC
TXI LLC

By: /s/ T. Lesley Vines
            T. Lesley Vines
            Controller and Treasurer

Signature Page to First Amendment to Amended and Restated Security Agreement

TEXAS INDUSTRIES TRUST
TXI OPERATING TRUST

By: /s/ T. Lesley Vines
            T. Lesley Vines
            Vice President—Corporate Controller and Treasurer

Signature Page to First Amendment to Amended and Restated Security Agreement

TXI OPERATIONS, LP

By:  TXI Operating Trust, its general partner

By: /s/ T. Lesley Vines
            T. Lesley Vines
            Vice President—Corporate Controller and Treasurer

Signature Page to First Amendment to Amended and Restated Security Agreement

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ James B. Allin
Name:  James B. Allin
Title:    Senior Vice President

Signature Page to First Amendment to Amended and Restated Security Agreement